UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2015

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 22, 2015, Pattern Energy Group Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BMO Capital Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., acting as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the public offering (the “Equity Offering”) by the Company of 5,435,000 shares of its Class A common stock (the “Firm Shares”). The offering price to the public of the Firm Shares is $23.00 per share, and the Underwriters have agreed to purchase the Firm Shares from the Company pursuant to the Underwriting Agreement at a price of $22.3675 per share. After underwriting discounts and commissions and estimated offering expenses, the Company expects to receive net proceeds from the offering of the Firm Shares of approximately $120.2 million. Pursuant to the Underwriting Agreement, the Underwriters have a 30-day option to purchase from the Company up to an additional 815,250 shares of its Class A common stock (the “Option Shares” and together with the Firm Shares, the “Shares”) to cover over-allotments, if any, at the public offering price less the underwriting discounts and commissions.

The Shares will be sold pursuant to an automatically effective shelf registration statement on Form S-3 that the Company filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2014 (File No. 333-199217). A prospectus supplement relating to the Equity Offering has been filed with the SEC. The closing of the Equity Offering is expected to take place on July 28, 2015, subject to customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion and consent of Davis Polk & Wardwell LLP relating to the Shares is attached as Exhibit 5.1 hereto.

Purchase Agreement

On July 22, 2015, the Company and Pattern US Finance Company LLC, as guarantor, entered into a purchase agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp. and Citigroup Global Markets Inc., acting as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), to issue and sell $225,000,000 aggregate principal amount of the Company’s 4.00% Convertible Senior Notes due 2020 (the “Firm Notes”) in a concurrent private placement (the “Notes Offering”) to qualified institutional buyers within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Purchase Agreement, the Initial Purchasers have a 30-day option to purchase from the Company up to an additional $33,750,000 aggregate principal amount of its 4.00% Convertible Senior Notes due 2020 (the “Option Notes” and together with the Firm Notes, the “Notes”) to cover over-allotments, if any.

The closing of the Notes Offering is expected to take place on July 28, 2015, subject to customary closing conditions.

A copy of the Purchase Agreement is attached as Exhibit 1.2 hereto and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01. Other Events.

On July 22, 2015, the Company announced the pricing of the Equity Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company also announced the pricing of the concurrent Notes Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained or incorporated by reference in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, including statements regarding the proposed offerings and use of proceeds thereof. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this current report will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, including conditions to closing the proposed offerings, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. The risk factors and other factors noted in these documents could cause actual events or the Company’s actual results to differ materially from those contained in any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 22, 2015

1.2	Purchase Agreement, dated July 22, 2015

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

99.1	Press Release issued by Pattern Energy Group Inc. dated July 22, 2015, titled “Pattern Energy Announces Pricing of Public Offering of Class A Common Stock”

99.2	Press Release issued by Pattern Energy Group Inc. dated July 22, 2015, titled “Pattern Energy Announces Pricing of Private Offering of Convertible Senior Notes”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2015

PATTERN ENERGY GROUP INC.

By:	/s/ Kim Liou
	Name:	Kim Liou
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 22, 2015

1.2	Purchase Agreement, dated July 22, 2015

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

99.1	Press Release issued by Pattern Energy Group Inc. dated July 22, 2015, titled “Pattern Energy Announces Pricing of Public Offering of Class A Common Stock”

99.2	Press Release issued by Pattern Energy Group Inc. dated July 22, 2015, titled “Pattern Energy Announces Pricing of Private Offering of Convertible Senior Notes”